UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2017

iRhythm Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Townsend Street, Suite 500

San Francisco, California 94103

(Address of principal executive office) (Zip Code)

(415) 632-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2017, the Board of Directors (the “Board”) of iRhythm Technologies, Inc. (the “Company”), upon recommendation of its Compensation Committee (the “Committee”) and in consultation with the Company’s independent compensation consultant, Compensia, Inc., approved certain changes to the Company’s Change of Control Severance Agreement and provided for additional severance benefits to be payable to Kevin M. King, the Company’s President and Chief Executive Officer, Matthew C. Garrett, the Company’s Chief Financial Officer, Derrick Sung, the Company’s Executive Vice President, Strategy and Corporate Development and David Vort, the Company’s Executive Vice President, Sales (collectively the “Named Executive Officers”). If the Company’s Chief Executive Officer experiences a qualifying termination outside of a Change of Control Period (as defined in the Company’s Change of Control and Severance Agreement filed with the U.S. Securities and Exchange Commission as Exhibit 10.29 to the Company’s Registration Statement filed on Form S-1 on September 23, 2016), he shall now receive continuing payments of base salary severance for 18 months as compared to the 12 months that he was previously entitled to, and the Company will pay the Chief Executive Officer’s group health insurance provider the premiums necessary to continue group health insurance benefits for 18 months as compared to the 12 months that he was previously entitled to. In addition, all of our Named Executive Officers will now receive a lump sum payment, less applicable withholdings, equal to their target bonus amount if they experience a qualifying termination within the Change of Control Period. Finally, the Company moved Derrick Sung from Tier 3 to Tier 2 and provided him with the severance benefits consistent with a Tier 2 level employee under the Change of Control and Severance Agreement. The changes in severance benefits described above are effective September 1, 2017.

Item 8.01	Other Events.

On August 10, 2017, director Vijay K. Lathi was appointed to the Company’s Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: August 15, 2017	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer